UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2005

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LYDALL, INC.

INDEX

		Page Number
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	3

	Signature	4

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 5, 2005, John J. Krawczynski, Controller and Principal Accounting Officer, submitted his resignation to the Company effective August 26, 2005. Mr. Krawczynski has served as Controller and Principal Accounting Officer of Lydall, Inc. since May 1, 2004 and was formerly the Assistant Controller of the Company prior to be being appointed as Controller and Principal Accounting Officer. Mr. Krawczynski has accepted the position of Vice President, Corporate Controller at another public company.

Mr. Krawczynski’s resignation was not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

August 11, 2005	By:	/S/ MARY A. TREMBLAY
Mary A. Tremblay Vice President, General Counsel and Secretary (On behalf of the Registrant)

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